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                                                                Exhibit 10.46

                                SEVENTH AMENDMENT

            SEVENTH AMENDMENT (this "Amendment"), dated as of April 1, 1998, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

            NOW, THEREFORE, it is agreed:

            1. Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the reference to "Section 8.23" in the definitions of "Headquarters Property," "Headquarters Reserve" and "Lease Reserve Amount" and (b) inserting "Section 8.22" in each place in lieu thereof.

            2. Section 7.18 of the Credit Agreement is hereby amended by (i) deleting the reference to "$250,000" in subsection (b) thereof and (ii) inserting "$750,000" in lieu thereof.

            3. Section 8.4 of the Credit Agreement is hereby amended by (i) deleting the reference to "$35,000,000" corresponding to the fiscal year ending December 31, 1998 in subsection (a) thereof, (ii) inserting "$50,000,000" in lieu thereof, (iii) deleting the reference to "$45,000,000" corresponding to the fiscal year ending December 31, 1998 in subsection (c) thereof and (iv) inserting "$60,000,000" in lieu thereof.

            4. Section 8.22 of the Credit Agreement is hereby amended by deleting such section in its entirety.

            5. Section 8.23 of the Credit Agreement is hereby amended by renumbering Section 8.23 as "Section 8.22".
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            6. Section 8.24 of the Credit Agreement is hereby amended by renumbering Section 8.24 as "Section 8.23", (b) deleting the text "(i)" appearing therein and (c) deleting the text "or (b) materially change the Borrower's ability to comply with Section 8.22" appearing therein.

            7. Section 8.25 of the Credit Agreement is hereby amended by renumbering Section 8.25 as "Section 8.24".

            8. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Seventh Amendment Effective Date (as defined in Section 12 of this Amendment) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Seventh Amendment Effective Date, in each case both before and after giving effect to this Amendment.

            9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

            11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            12. This Amendment shall become effective on the date (the "Seventh Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

            13. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *


                                      -2-
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            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    ANCHOR GLASS CONTAINER CORPORATION


                                    By /s/ M. William Lightner, Jr.
                                      _______________________________________
                                       Name:  M. William Lightner, Jr.
                                       Title: Senior Vice President and CFO


                                    BT COMMERCIAL CORPORATION,
                                      Individually, as Agent and as
                                      Co-Syndication    Agent


                                    By /s/ Frank A. Chiovari
                                      _______________________________________
                                       Name:  Frank A. Chiovari
                                       Title: Vice President


                                    PNC BANK, NATIONAL ASSOCIATION,
                                      Individually, as Co-Syndication Agent and
                                      Issuing Bank


                                    By /s/ Enrico A. Della Corra
                                      _______________________________________
                                       Name:  Enrico A. Della Corra
                                       Title: Vice President


                                    BANKERS TRUST COMPANY,
                                      as Issuing Bank


                                    By /s/ Frank A. Chiovari
                                      _______________________________________
                                       Name:  Frank A. Chiovari
                                       Title: Vice President


                                    BTM CAPITAL CORPORATION


                                    By /s/ William R. York, Jr.
                                      _______________________________________
                                       Name:  William R. York, Jr.
                                       Title: Senior Vice President

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                                    THE CIT GROUP/BUSINESS CREDIT, INC.



                                    By /s/ Allison Friedman
                                      ---------------------------------------
                                       Name:  Allison Friedman
                                       Title: Assistant Secretary


                                    CORESTATES BANK, N.A.



                                    By /s/ John T. Haurin
                                      ---------------------------------------
                                       Name:  John T. Haurin
                                       Title: Vice President


                                    FLEET BANK



                                    By /s/ Edward F. McKenney
                                      ---------------------------------------
                                       Name:  Edward F. McKenney
                                       Title: Vice President


                                    KEY CORPORATE CAPITAL, INC.



                                    By /s/ John R. Kolodey
                                      ---------------------------------------
                                       Name:  John R. Kolodey
                                       Title: Assistant Vice President


                                    MELLON BANK, N.A.



                                    By /s/ Norman F. Smith
                                      ---------------------------------------
                                       Name:  Norman F. Smith
                                       Title: Vice President


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                                    NATIONAL BANK OF CANADA



                                    By /s/ Donald P. Haddad
                                      ---------------------------------------
                                       Name:  Donald P. Haddad
                                       Title: Vice President




                                    By /s/ Eric L. Moore
                                      ---------------------------------------
                                       Name:  Eric L. Moore
                                       Title: Vice President


                                    NATIONAL CITY COMMERCIAL FINANCE,   INC.



                                    By /s/ Christina M. Lucas
                                      ---------------------------------------
                                       Name:  Christina M. Lucas
                                       Title: Vice President


                                    SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                    By /s/ Harvey Friedman
                                      ---------------------------------------
                                       Name:  Harvey Friedman
                                       Title: Executive Vice President